Supplement, dated May 15, 1997, to the prospectus, dated February 1, 1997, of
             Seligman Frontier Fund, Inc. (the "Fund")


      The following supplements the information set forth in the Fund's prospectus under "Purchase of Shares".


      The minimum amount for initial investment in the Fund is $500 for investors who purchase shares of the Fund through Merrill Lynch's MFA or MFA Select programs.




EQFR3S-5/97